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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 31, 1999
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                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)

   DELAWARE                       1-11804                     34-1730488
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(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

                   ONE GEON CENTER, AVON LAKE, OHIO       44012
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               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 440-930-1001

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS
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The Geon Company (NYSE: GON) today announced that it has scheduled a special stockholder meeting for April 19, 1999. Participants will be asked to approve two issues. The first issue concerns previously announced agreements with Occidental Petroleum Corporation's OxyChem division to form a joint venture and other related transactions. The second issue seeks stockholder approval of Geon's 1999 Incentive Stock Plan. Geon has mailed a special proxy solicitation to all stockholders of record as of March 23, 1999.

ITEM 7(c).    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit 99.1 Press Release of March 31, 1999 announcing a special stockholder meeting for the approval of two issues.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE GEON COMPANY




                                                  By  \s\ GREGORY L. RUTMAN
                                                    ----------------------------
                                                  Secretary

Dated April 1, 1999